RiverNorth OpportunitIES Fund, INC.
Announces FINAL RESULTS OF Rights Offering

West Palm Beach, FL– November 10, 2022 – RiverNorth Opportunities Fund, Inc. (the “Fund”) (NYSE: RIV) today announced the final results of its transferable rights offering (the “Offering”). The Fund will issue a total of 2,752,078 new shares of common stock as a result of the Offering, which closed on November 8, 2022 (the “Expiration Date”).

The subscription price of $11.97 per share in the Offering was established on the Expiration Date based on a formula equal to 95% of the reported net asset value. Gross proceeds received by the Fund, before any expenses of the Offering, are expected to total approximately $32.9 million.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth Opportunistic Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $234.0 million of net assets and 18.7 million shares of common stock outstanding as of October 31, 2022.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus, annual report and semi-annual report.

Past performance is no guarantee of future results.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorth.com or call 844.569.4750. Please read them carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact

Chris Lakumb, CFA, CAIA

312.445.2336
clakumb@rivernorth.com

Not FDIC Insured | May Lose Value | No Bank Guarantee

ALPS Portfolio Solutions Distributor, Inc. is the FINRA Member Firm.

RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

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